Exhibit 99.1

GMAC Educational Loan Funding Trust - I

Statements to Noteholders

For the period ending May 31, 2004

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer. The  information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge. In some circumstances, certain expenses have been accrued.

12.04 (a)      the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Class	Principal Reduction
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	3,539,000
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
$3,539,000

12.04 (b)          the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$59,418
A-2AR Notes	66,177
A-3AR Notes	44,333
B-1AR Notes	13,067
A-1L Notes	295,045
A-4AR Notes	27,627
A-5AR Notes	51,800
B-2AR Notes	7,467
$564,934

12.04 (c)          the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)          the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$377,558,459

GMAC Educational Loan Funding Trust — I Statements to Noteholders For the period ending May 31, 2004

12.04 (e)	the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$69,450,000
A-2AR Notes	77,350,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	93,197,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
$403,997,000

12.04 (f)	the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	1.250%
A-2AR Notes	1.300%
A-3AR Notes	1.400%
B-1AR Notes	1.450%
A-1L Notes	1.380%
A-4AR Notes	1.170%
A-5AR Notes	1.350%
B-2AR Notes	1.270%

12.04 (g)	the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

	Servicing fees	Fees paid
	Master servicing fees	2,500
	Sub-servicing fees	37,037

12.04 (h)	the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

	Program Expenses	Fees Paid
	Administration fee	2,500
	Auction agent fees	—
	Market agent fees (not applicable)	—
	Calculation agent fees (not applicable)	—
	Broker-dealer fees	60,433
	Fees paid to Delaware Trustee	—
	Fees paid to Indenture Trustee/Eligible Lender Trustee	58,680

GMAC Educational Loan Funding Trust - I

Statements to Noteholders

For the period ending May 31, 2004

12.04 (i)	the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

	Recoveries	$2,196,846	858,767	3,055,613

Of the total amount recovered above, $194,541 was in-transit as of 05-31-04, and was received in early June.

12.04 (j)	the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$4,200,000	—

Acquisition Fund:

12.04 (k)	the portion, if any, of the payments attributable to
amounts on deposit in the Acquisition Fund;

Note Redemption - A-1AR	$—
Total	$—

12.04 (l)	the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—
12.04 (m)	the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;
	Note Redemption - A-1AR	$—

12.04 (n)	the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

	Loans Sold From the Trust	$—

12.04 (o)	the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	312	$9,071,824
31 - 60 days	301	9,641,877
61 - 90 days	116	3,586,316
91 - 120 days	48	1,643,582
Over 120 days	150	5,172,710
Claims filed	7	171,033
	934	$29,287,342

* One subservicer does not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

GMAC Educational Loan Funding Trust - I

Statements to Noteholders

For the period ending May 31, 2004

12.04 (p)	the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Acount)	$11,582,188	$11,397	$11,593,585
Reserve Fund	4,200,000	3,722	4,203,722
Acquisition Fund	—	—	—
Redemption Fund	31,835	75	31,910
Student Loan Receivable	377,558,459	3,133,973	380,692,432
Total	$393,372,482	$3,149,167	$396,521,649

Class	Balance	Accrued Interest	Total
A-1AR Notes	$69,450,000	$31,349	$69,481,349
A-2AR Notes	77,350,000	16,759	77,366,759
A-3AR Notes	50,000,000	7,778	50,007,778
B-1AR Notes	14,000,000	3,383	14,003,383
A-1L Notes	93,197,000	21,435	93,218,435
A-4AR Notes	32,000,000	21,840	32,021,840
A-5AR Notes	60,000,000	6,750	60,006,750
B-2AR Notes	8,000,000	5,927	8,005,927
	$403,997,000	$115,221	$404,112,221

12.04 (q)	the number and percentage by dollar amount of (i) rejected federal reimbursement claims for
Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	960	41,990,881	11.12%
Financed Student Loans in deferment	1,611	57,525,788	15.24%